                                                                   EXHIBIT 99.17

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4

                -----------------------------------------------

                Monthly Period:                    12/01/96 to
                                                   12/31/96
                Distribution Date:                 01/10/97
                Transfer Date:                     01/09/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.    The total amount of the distribution to
          Certificateholders on the Distribution
          Date per $1,000 original certificate
          principal amount

                              Class A                              $4.99054362
                              Class B                               5.14554360
                              CIA Inv. Amt.                         5.98941290
                                                          ---------------------
                              Total (weighted avg.)                $5.09706275

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                              $4.99054362
                              Class B                               5.14554360
                              CIA Inv. Amt.                         5.98941290
                                                          ---------------------
                              Total (weighted avg.)                $5.09706275
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $0.00000000
                              Class B                                0.00000000
                              CIA Inv. Amt.                          0.00000000
                                                          ----------------------
                              Total                                 $0.00000000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in
        respect of the Certificates

                              Class A                            $52,561,316.85
                              Class B                              4,749,975.01
                              CIA Inv. Amt.                        6,017,146.36
                                                          ----------------------
                              Total                              $63,328,438.22
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)   The aggregate amount of Allocations
              of Finance Charge Receivables processed
              during the Monthly Period which were
              allocated in respect of the Certificates

                              Class A                             $8,570,383.38
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                               $8,570,383.38
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class A)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class A)                                                  N/A
                                                          ----------------------
                Class A Available Funds                           $8,570,383.38
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class B)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class B)                                                  N/A
                                                          ----------------------
                Class B Available Funds                                   $0.00
                                                          ======================

        (b)   Prin. Funding Investment Proceeds
              (to Class CIA)                                                N/A
        (c)   Withdrawals from Reserve Account
              (to Class CIA)                                                N/A
                                                          ----------------------
                CIA Available Funds                                       $0.00
                                                          ======================

    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                 $19,169,342,494.19
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
Page 3

        (b)  Invested Amount as of the last day of
             the preceding month (Adjusted Class A
             Invested Amount during Accumulation
             Period)

                              Class A                           $500,000,000.00
                              Class B                             45,180,000.00
                              CIA Inv. Amt.                       57,230,000.00
                                                          ----------------------
                              Total                             $602,410,000.00

        (c)  The Floating Allocation Percentage:
             The Invested Amount set forth in
             paragraph 3(b) above as a percentage
             of the aggregate amount of Principal
             Receivables as of the Record Date set
             forth in paragraph 3(a) above

                              Class A                                  2.60800%
                              Class B                                  0.23600%
                              CIA Inv. Amt.                            0.29900%
                                                          ----------------------
                              Total                                    3.14300%

        (d)  During the Amortization Period: The
             Invested Amount as of _______ (the last
             day of the Revolving Period)

                              Class A                                       N/A
                              Class B                                       N/A
                              CIA Inv. Amt.                                 N/A
                                                          ----------------------
                              Total                                         N/A

        (e)  The Fixed/Floating Allocation Percentage:
             The Invested Amount set forth in paragraph
             3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                       N/A
                              Class B                                       N/A
                              CIA Inv. Amt.                                 N/A
                                                          ----------------------
                              Total                                         N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)  35 - 64 days                                       $349,530,813.02
        (b)  65 - 94 days                                        244,012,626.63
        (c)  95 - 124 days                                       175,806,841.80
        (d)  125 - 154 days                                      146,575,338.24
        (e)  155 - 184 days                                      121,197,342.06
        (f)  185 or more days                                     95,003,107.18
                                                          ----------------------
                              Total                           $1,132,126,068.93
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                              Class A                             $2,254,549.27
                              Class B                                203,721.07
                              CIA Inv. Amt.                          258,055.71
                                                          ----------------------
                              Total                               $2,716,326.05
                                                          ======================


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
              Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the
              reimbursement of reductions in the
              Class B Invested Amount and the CIA
              Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
Page 5

              (d)  The amount set forth in paragraph 6(c)
                   above, per $1,000 interest (which will
                   have the effect of increasing, pro
                   rata, the amount of each
                   Certificateholder's investment)

                              Class A                                    $0.00
                              Class B                                     0.00
                              CIA Inv. Amt.                               0.00
                                                          ---------------------
                              Total                                      $0.00
                                                          =====================


        7.    Investor Servicing Fee.
              -----------------------

              (a)  The amount of the Investor Monthly
                   Servicing Fee payable by the Trust to
                   the Servicer for the Monthly Period

                              Class A                              $625,000.00
                              Class B                                56,475.00
                              CIA Inv. Amt.                          71,537.50
                                                          ---------------------
                              Total                                $753,012.50
                                                          =====================


        8.    Reallocated Principal Collections.
              ----------------------------------

              The amount of Reallocated CIA and Class B
              Principal Collections applied in respect of Interest Shortfalls, Investor Default
              Amounts or Investor Charge-Offs for the
              prior month.

                              Class B                                    $0.00
                              CIA Inv. Amt.                               0.00
                                                          ---------------------
                              Total                                      $0.00
                                                          =====================


        9.    CIA Invested Amount.
              --------------------

              (a)  The amount of the CIA Invested Amount
                   as of the close of business on the
                   related Distribution Date after giving
                   effect to withdrawals, deposits and
                   payments to be made in respect of the
                   preceding month
                                                                $57,230,000.00

              (b)  The Required CIA Invested Amount as of
                   the close of business on the related
                   Distribution Date after giving effect
                   to withdrawals, deposits and payments
                   to be made in respect of the preceding
                   month
                                                                $57,230,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
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        10.   The Pool Factor.
              ----------------

              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                              Class A                               1.00000000
                              Class B                               1.00000000
                                                          ---------------------
                              Total (weighted avg.)                 1.00000000

        11.   The Portfolio Yield.
              --------------------

              The Portfolio Yield for the related Monthly
              Period                                                    11.66%

        12.   The Base Rate.
              --------------

              The Base Rate for the related Monthly Period               7.92%



C.  Information Regarding the Principal Funding Account.
    ----------------------------------------------------

        1.    Accumulation Period.
              --------------------

              (a)  Accumulation Period commencement date              07/31/05

              (b)  Accumulation Period length (months)                       1

              (c)  Accumulation Period Factor                            28.28

              (d)  Required Accumulation Factor Number                      11

              (e)  Controlled Accumulation Amount              $602,410,000.00

              (f)  Minimum Payment Rate (last 12 months)                 9.54%


        2.    Principal Funding Account.
              --------------------------

        Beginning Balance                                                $0.00
           Plus:   Principal Collections for Related
                   Monthly Period from Principal Account                  0.00
           Plus:   Interest on Principal Funding Account
                   Balance for Related Monthly Period                      N/A
           Less:   Withdrawals to Finance Charge Account                   N/A
           Less:   Withdrawals to Distribution Account                    0.00
                                                          ---------------------
        Ending Balance                                                   $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
Page 7

    3.  Accumulation Shortfall.
        -----------------------

              The Controlled Deposit Amount for
              the previous Monthly Period                                   N/A

        Less: The amount deposited into the
              Principal Funding Account for the
              Previous Monthly Period                                       N/A
                                                          ----------------------

              Accumulation Shortfall                                        N/A
                                                          ======================

              Aggregate Accumulation Shortfalls                             N/A
                                                          ======================

    4.  Principal Funding Investment Shortfall.
        ---------------------------------------

              Covered Amount                                                N/A

        Less: Principal Funding Investment Proceeds                         N/A
                                                          ----------------------

              Principal Funding Investment Shortfall                        N/A

D.  Information Regarding the Reserve Account.
    ------------------------------------------

    1.  Required Reserve Account Analysis.
        ----------------------------------

        (a)   Required Reserve Account Amount percentage
              (0.5% of Class A Invested Amount or other
              amount designated by Transferor)                            $0.00

        (b)   Required Reserve Account Amount ($)                          0.00

        (c)   Required Reserve Account Balance after
              effect of any transfers on the Related
              Transfer Date                                                0.00

        (d)   Reserve Draw Amount transferred to the
              Finance Charge Account on the Related
              Transfer Date                                               $0.00

    2.  Reserve Account Investment Proceeds.
        ------------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                       N/A

    3.  Withdrawals from the Reserve Account.
        -------------------------------------

        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account
        on the Related Transfer Date (1(d) plus 2 above)                    N/A

    4.  The Portfolio Adjusted Yield.
        -----------------------------

        The Portfolio Adjusted Yield for the related
        Mthly Period                                                      3.93%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                     FIRST USA BANK
                                     as Servicer

                                     By: /s/ W. Todd Peterson
                                         ------------------------------
                                         W. Todd Peterson
                                         Vice President